SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report: July 24, 1996

                               SUNBEAM CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE

                 (State or Other Jurisdiction of Incorporation)

                  1-52                                 25-1638266
         (Commission File Number)         (I.R.S. Employer Identification No.)

 2100 New River Center, 200 East Las Olas Blvd., Fort Lauderdale, Florida 33301
               (Address of Principal Executive Offices) (Zip Code)

                                 (954) 767-2100

              (Registrant's Telephone Number, Including Area Code)

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

                       Exhibit Index is located on page 4

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Item 5.  Other Events.

         The Company issued press releases today regarding the following: (i) the Company's second quarter 1996 earnings; (ii) the appointment of Russell A. Kersh as Executive Vice President, Finance and Administration of the Company; and (iii) the departure of Jim Clegg from employment with the Company. The information contained in such press releases, copies of which are attached hereto as Exhibits 99.1, 99.2 and 99.3, is incorporated herein by reference.

Item 7.  Financial Statement and Exhibits.

         (c) Exhibits

         Exhibit 99.1 - Press Release dated July 24, 1996, regarding second quarter 1996 earnings.

         Exhibit 99.2 - Press Release dated July 24, 1996, regarding employment of Russell A. Kersh.

         Exhibit 99.3 - Press Release dated July 24, 1996, regarding departure of Jim Clegg.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SUNBEAM CORPORATION

Date:  July 24, 1996

                                        \s\  RUSSELL A. KERSH
                                        Russell A. Kersh, Executive Vice
                                        President, Finance and Administration

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                                  EXHIBIT INDEX

Number                            Description

99.1 Press Release dated July 24, 1996, regarding second quarter 1996 earnings

99.2 Press Release dated July 24, 1996, regarding employment of Russell A. Kersh

99.3 Press Release dated July 24, 1996, regarding departure of Jim Clegg